UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

------------------------------------------------------------------------------

                Date of report (Date of earliest event reported)

                                 April 13, 2005

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
              (Address of Principal Executive Offices and Zip code)

                                 (713) 773-3284
              (Registrant's Telephone Number, Including Area Code)

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.


     On April 13, 2005, VTEX Energy, Inc. (VTEX) entered into a letter of intent to acquire Viking International Petroleum, plc (Viking). Viking is a UK registered company with offices in London, which owns a 26% interest in the North Yorkshire gas project (an extension of the Southern North Sea Gas Basin onshore) through its shareholding in Viking Petroleum UK Limited. The properties include licenses covering approximately 100,000 acres onshore including, four proved producing fields with over 21 Bcf of proved natural gas reserves, two proved undeveloped fields with over 26 Bcf of proved natural gas reserves and additional seismically mapped low risk exploration potential. This acquisition is subject to the execution of a definitive Purchase and Sale agreement and finalized appropriate financing agreements.


Item 9.01 Financial Statements and Exhibits.

         The following document is filed as an exhibit to this report:

Exhibit 10.1: Letter of Intent between VTEX Energy, Inc. and Viking International Petroleum, plc, executed as of April 13, 2005

Exhibit 99.1:  Press release dated 4/20/05.

                                    SIGNATURE

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VTEX ENERGY, INC.



Date: April 20, 2005              By:  /s/ Randal B. McDonald, Jr.
                                       ---------------------------
                                       Randal B. McDonald, Jr.
                                       Chief Financial Officer

                                                                    Exhibit 10.1







April 12, 2005

                PRIVATE AND CONFIDENTIAL AND SUBJECT TO CONTRACT



Mr. Grant G. Emms, Chief Executive Viking International Petroleum, plc Brookfield House 44 Davies Street
London W1K 5JA, UK

Dear Mr. Emms:

This letter when executed by you will constitute our agreement to negotiate the terms of the proposed purchase by VTEX Energy, Inc. ("VTEX") of all the outstanding shares of Viking International Petroleum, plc ("Viking") from Viking's current shareholders ("Shareholders"). The terms and conditions of any agreement for such purchase shall be set forth in a definitive agreement to be negotiated and entered into by VTEX and the Shareholders (or in an offer document constituting an offer by VTEX to such Shareholders if required for regulatory reasons) and prior to execution of any such agreement or despatch of any such offer document neither party to this letter shall be bound to do any act or thing other than to negotiate in good faith until such agreement is executed or offer document despatched. If no agreement is executed by VTEX and the Shareholders or offer document despatched prior to July 1, 2005, this agreement shall terminate.

This letter and the ensuing negotiations and due diligence reviews shall be maintained in strict confidence by both parties although public disclosure of this agreement may be deemed necessary by VTEX in which case VTEX shall to the extent reasonably practicable seek to agree the form and content of any such disclosure with you in advance of its release.

This letter does not constitute a legal offer or an intention to make an offer to the Shareholders.

If this letter correctly sets forth our intent, please execute it in the space provide below.

Very truly yours,               Accepted and Agreed this    day of April, 2005
VTEX ENERGY, INC.               VIKING INTERNATIONAL PETROLEUM, plc




Stephen Noser                   ______________________________________
President                       Grant G. Emms, Chief Executive

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE
---------------------


  VTEX ANNOUNCES LETTER OF INTENT TO ACQUIRE VIKING INTERNATION PETROLEUM, PLC
                       AND FILING OF THIRD QUARTER REPORT


HOUSTON - April 20, 2005 - VTEX Energy, Inc. (OTC Bulletin Board: VXEN) announced it has entered into a letter of intent to acquire Viking International Petroleum, plc ("Viking"). Viking is a UK registered company with offices in London, which owns a 26% interest in the North Yorkshire gas project (an extension of the Southern North Sea Gas Basin onshore) through its shareholding in Viking Petroleum UK Limited. The properties include licenses covering approximately 100,000 acres onshore including, four proved producing fields with over 21 Bcf of proved natural gas reserves, two proved undeveloped fields with over 26 Bcf of proved natural gas reserves and additional seismically mapped low risk exploration potential. This acquisition is subject to the execution of a definitive Purchase and Sale Agreement and finalized appropriate financing agreements.

"It is anticipated that these properties will be retained in Viking which will become a wholly owned subsidiary of VTEX," said Stephen Noser, President of VTEX. "In addition, the current senior management of Viking will remain and continue to oversee the foreign operations, as well as provide assistance with VTEX's domestic activities. I am especially pleased to be working with Mr. Grant Emms who has over twenty-nine years of industry experience both foreign and domestic."

"I look forward to working with the VTEX team and am excited about the potential of VTEX's U.S. domestic natural gas reserve base," said Grant Emms, Chief Executive of Viking whose international exploration and production experience includes a combined sixteen years of senior level experience with Canadian Occidental Petroleum, Ltd. and AMOCO Production Company.

VTEX also announced the filing of its third quarter results on Form 10-QSB. The results previously announced were modified in the review process to reflect a loss for the nine months ended January 31, 2005 of $1,679,000 ($0.25 per share) as opposed to $1,594,000 loss ($0.24 per share) previously announced. During the third quarter ended January 31, 2005, the Company expensed $215,000 relating to the fair value of warrants issued for an option to purchase oil and natural gas properties which was not exercised; approximately $157,000 amortization of deferred loan costs paid in stock and warrants; and $146,000 in stock issued for services in connection with short term debt and other financing activities for an approximate total of $518,000 non-cash expenses. In addition, during the third quarter the Company expensed $156,744 in costs associated with a proposed private placement offering which was abandoned. The Company's stock has now returned to trading under the symbol VXEN.

VTEX Energy, Inc. is a Houston based, independent energy company, engaged in the acquisition, development and production of oil and natural gas reserves. The Company currently has two properties, Bateman Lake Field located in St. Mary's Parish, Louisiana, and Mustang Island Field located offshore Kleberg County, Texas.

This press release includes  "forward-looking  statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements as to the future performance of the company. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development acceptance, and the impact of competitive services and pricing and general economic risks and uncertainties.

For more information contact investor relations:
VTEX Energy, Inc. at 713-773-3284.